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           NICHOLAS/APPLEGATE-REGISTERED TRADEMARK- INSTITUTIONAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                 GLOBAL HEALTH CARE FUND DATED SEPTEMBER 1, 1999

                                  APRIL 7, 2000

THE FOLLOWING INFORMATION IS ADDED UNDER THE "GOAL AND PRINCIPAL STRATEGY" SECTION ON PAGE 1:

Because the Fund is non-diversified, it may invest a significant portion of its assets in the securities of a single issuer.

THE FOLLOWING INFORMATION IS ADDED UNDER THE "PRIMARY RISKS" SECTION ON
PAGE 1:

NON-DIVERSIFICATION -- Because the Fund will be able to invest its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

THE FOLLOWING INFORMATION IS ADDED UNDER "PRINCIPAL STRATEGIES, RISKS AND OTHER INFORMATION" SECTION ON PAGE 8:

DIVERSIFICATION

     The Fund intends to be a non-diversified fund for purposes of the Investment Company Act; however, the Fund does intend to be diversified for purposes of Sub-Chapter M of the Internal Revenue Code. Accordingly, with respect to 50 percent of its total assets, the Fund will not invest no more than 5 percent of its total assets in securities of any one issuer and will not purchase more than 10 percent of the outstanding voting securities of any issuer.

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           NICHOLAS/APPLEGATE-REGISTERED TRADEMARK- INSTITUTIONAL FUNDS

               SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                 GLOBAL HEALTH CARE FUND DATED SEPTEMBER 1, 1999

                                  APRIL 7, 2000

THE FOLLOWING INFORMATION ON PAGE B-14 "DIVERSIFICATION" IS AMENDED AS
FOLLOWS:

     The fund is a non-diversified fund for purposes of the Investment Company Act. The Fund intends to be diversified for purposes of Sub-Chapter M of the Internal Revenue Code. Subchapter M generally requires a fund to invest no more than 25 percent of its total assets in securities of any one issuer and to invest at least 50 percent of its total assets so that no more than 5 percent of the fund's total assets are invested in securities of any one issuer and to not more than 10 percent of the outstanding voting securities of such issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of a fund's taxable year.

     To the extent that the Fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

THE FOLLOWING INFORMATION ON PAGE B-16 UNDER "INVESTMENT RESTRICTIONS" IS
AMENDED:

1. With respect to 50% of the value of its total assets, will not purchase securities of any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, and the fund will not acquire more than 10% of the outstanding voting securities of any one issuer.